Exhibit 99.1

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

David Belian
(862) 261-8141

Actavis Announces Refocused Global Business Structure to Maximize Evolution into Global Specialty Pharmaceuticals Leadership

– Realigns Existing Executive Team Expertise –

– Redefines Commercial Structure to Focus on Globalization of Integrated

Specialty Pharmaceuticals Portfolio –

– Enhances Efficiencies in Global R&D, Regulatory Affairs and Pharmacovigilance –

DUBLIN – January 31, 2014 – Actavis plc (NYSE: ACT) today announced a realignment of its global strategic business structure to maximize the Company’s newly strengthened position as a leading specialty pharmaceutical developer, manufacturer and marketer, and to enhance Actavis’ position for continued long-term growth.

Under the new organizational structure, announced at Actavis’ 2014 Investor Meeting in New York, Actavis’ global generics, specialty brands, branded generics, legacy brands, over-the-counter (OTC) and third-party commercial operations and business development have been consolidated into a single new division, under the leadership of Siggi Olafsson, President, Actavis Pharma.

Actavis’ generic, brand, inhalation and biosimilars research and development (R&D) organizations have been consolidated under the leadership of Fred Wilkinson, in the newly created position of President, Actavis Global Research and Development.

Mr. Olafsson and Mr. Wilkinson will continue to report directly to Paul Bisaro, Chairman and Chief Executive Officer of Actavis.

“Over the past several years, Actavis has evolved into a leading specialty pharmaceutical company with a solid global commercial footprint and a research and development capability unmatched within the industry,” said Mr. Bisaro. “This organization will provide unprecedented management focus on driving our Company to the next stage in our evolution and ensure our successful evolution into the world’s premier, global specialty pharmaceutical leader. In concert with this realignment, I have established four clear strategic pillars of growth for the continued expansion of Actavis:

•	Maximize our commercial structure to capitalize on the value of the pharmaceutical products we are delivering to our customers, regardless of whether they are generic, brand, branded generic, OTC and ultimately biosimilars;

•	Ensure continued focus on organic growth through maximization of our research and development expertise;

•	Emphasize operational excellence and cost control across our global manufacturing and distribution network; and,

•	Deploy capital to drive the continued expansion of our commercial, portfolio and technology capabilities through strategic mergers, acquisitions and business development initiatives that deliver growth multiples that complement our investment in sustainable organic growth.

“By placing all commercial pharmaceutical sales and marketing functions under Siggi, our new commercial structure will better position us to respond to market needs and compete more effectively on the global specialty pharmaceutical stage. Actavis currently participates in more than 60 markets, and we are focused on expanding our commercial footprint. Siggi’s knowledge of global markets and understanding of the intricacies of delivering pharmaceuticals that meet the needs of specific market dynamics – brand, generic, branded generic and OTC products – ensures we are capitalizing on opportunities to drive revenues and earnings growth. Combining our commercial operations will dramatically strengthen Actavis’ position as a global provider of pharmaceutical products to our patients in our diverse customer base,” said Mr. Bisaro.

“By combining generic, brand, inhalation and biosimilar research and development, global regulatory affairs and global pharmacovigilance activities under Fred, we capitalize on his pharmaceutical industry expertise and intimate knowledge of commercial realities to direct and deliver on our investment in R&D, which is expected to exceed $800 million in 2014. Fred’s expertise in our core brand therapeutic categories, his management of our biosimilar initiatives and his decades-long experience in the generic pharmaceutical universe brings real world marketing realities to ensuring new products developed achieve their full potential. Under Fred’s leadership, we will dramatically enhance our ability to deliver on a fully integrated, global pharmaceutical pipeline and ensure we maximize value for every dollar we spend,” Bisaro continued.

In addition to the commercial and R&D changes, Actavis announced that Robert Stewart, President of Global Operations, will be charged with an expanded role driving efficiencies across the organization and capitalizing on the most efficient utilization of human and financial resources, as well as harnessing the capabilities of Actavis’ global manufacturing and distribution functions, including the continued oversight of Anda Inc. Marc Lehnen, Senior Vice President of Global Integration Management and Patrick Eagan, Chief Human Resources Officer will now report to Mr. Stewart.

“Bob will drive synergy capture and value creation from organic and acquired assets resulting from mergers and acquisitions. Given the breadth of Bob’s responsibilities across our organization, I have also asked him to lead our efforts to realize the full potential of our global team by managing our Global Human Resources function. Bob has a proven track record of delivering operational excellence while providing exceptional cost control across our global network. By assuming responsibility for integration management and human resources, we expand the capabilities available to Bob as he continues to optimize our operational strengths,” added Bisaro.

About Actavis

Actavis plc (NYSE: ACT) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. Actavis has global headquarters in Dublin, Ireland and U.S. administrative headquarters in Parsippany, New Jersey, USA.

Actavis markets generic, branded generic, legacy brands and Over-the-Counter (OTC) products in more than 60 countries, and operates a global branded specialty pharmaceutical business focused in the Women’s Health, Urology, Gastroenterology and Dermatology therapeutic categories. Actavis also has a portfolio of five biosimilar products in development in Women’s Health and Oncology. Actavis Global Operations has more than 30 manufacturing and distribution facilities around the world, and includes Anda, Inc., a U.S. pharmaceutical product distributor.

For press release and other company information, visit Actavis’ Web site at http://www.actavis.com.

Forward-Looking Statement

Statements contained in this press release that refer to Actavis’ estimated or anticipated future results or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this release. For instance, any statements in this press release concerning prospects related to Actavis’ strategic initiatives, product introductions and anticipated financial performance are forward-looking statements. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actavis’ performance, at times, will differ from its goals and expectations. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business. These factors include, among others, the inherent uncertainty associated with financial projections; successful integration of strategic transactions and the ability to recognize the anticipated synergies and benefits of such strategic transactions; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render Actavis liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally inherent in the pharmaceutical industry; market acceptance of and continued demand for Actavis’ products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ facilities, products and/or businesses; changes in the laws and regulations; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis plc’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, and from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.